 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 13, 2014
Date of Report (Date of earliest event reported)

__________________________________________________________
salesforce.com, inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

The Landmark @ One Market, Suite 300
San Francisco, CA 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
 ________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 13, 2014, salesforce.com, inc., a Delaware corporation (the “Company”), posted to its website an investor presentation that the Company presented at its Analyst Day event held and audiocast live on its website on that date, including information regarding the company's financial performance, market opportunity, competitive position, economic model and the potential impact of fluctuations in foreign exchange.  A copy of the presentation is included with this Form 8-K for convenience and attached hereto as Exhibit 99.1.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Salesforce.com, inc. investor presentation dated October 13, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2014	salesforce.com, inc.

	By:	/s/ Mark J. Hawkins
		Name:	Mark Hawkins
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Salesforce.com, inc. investor presentation dated October 13, 2014.